UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  October 29, 2013

Schnitzer Steel Industries, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Oregon	0-22496	93-0341923
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
299 SW Clay Street, Suite 350
P.O. Box 10047
Portland, OR	97296-0047
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number Including Area Code:	(503) 224-9900

NO CHANGE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On October 29, 2013, Schnitzer Steel Industries, Inc. (the “Company”) issued a press release announcing financial results for the three months ended August 31, 2013.  A copy of this press release is being furnished as Exhibit 99.1 to this report on Form 8-K.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits

99.1	Press Release of Schnitzer Steel Industries, Inc. issued on October 29, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Schnitzer Steel Industries, Inc.
(Registrant)

Dated:	October 29, 2013	By:	/s/ Richard D. Peach
		Name:	Richard D. Peach
		Title:	Sr. V.P. and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release of Schnitzer Steel Industries, Inc. issued on October 29, 2013.